UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2003

URS Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-7567 (Commission File No.)	94-1381538 (I.R.S. Employer Identification No.)

600 Montgomery Street
San Francisco, California 94111-2727
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

100 California Street, Suite 500
San Francisco, California 94111-4529
(Former address)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

               99.1 Press Release, dated June 12, 2003, entitled “URS Corporation Reports Second Quarter Results for Fiscal 2003.”

Item 9. Regulation FD Disclosure.

               On June 12, 2003, URS issued a press release relating to the results of its second fiscal quarter ended April 30, 2003. A copy of the press release, entitled “URS Corporation Reports Second Quarter Results for Fiscal 2003,” is furnished and not filed pursuant to Item 12 as Exhibit 99.1 hereto and is incorporated by reference into this Item 9.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

URS CORPORATION

Dated: June 12, 2003	By: Name: Title:	/s/ Joseph Masters Joseph Masters Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated June 12, 2003, entitled “URS Corporation Reports Second Quarter Results for Fiscal 2003.”